SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_____________

FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 3, 2003

Date of Report (Date of earliest event reported)

SAFE TECHNOLOGIES INTERNATIONAL INC.

Exact name of registrant as specified in its charter)

Delaware

000-17746

22-2824492

(State or other jurisdiction

(Commission File

(I.R.S. Employer

of incorporation or organization)

Number)

Identification Number)

125 WORTH AVENUE, SUITE 113

PALM BEACH, FLORIDA 33480

 (Address of principal executive offices)

561-832-2700

Registrant’s telephone number, including area code.

Item 4.  Changes in Registrant’s Certifying Accountant

A.  The company’s accountants, Michaelson and Company, P.A., 1655 Palm Beach Lakes Blvd., Suite 710, West Palm Beach, Florida 33401 was dismissed effective February 19, 2003.

B.  No adverse opinion, disclaimer of opinion, modification, or qualification was issued by the former accountants in the last two years.

C.  The decision to change accountants was approved by the Board of Directors.

D.  During the past two fiscal years and until the date of dismissal, there were no material disagreements with the former accountants on any matter of accounting principles of practices, financial statement disclosure, or auditing scope or procedure.

E.  The company has retained, Baum & Company, 1515 University Drive Suite 209, Coral Springs, Florida 33071 to serve as the Company’s accountants effective February 20, 2003.

F.   No consultation regarding the company has been conducted with the newly engaged accountants regarding any aspect of the company during the previous two fiscal years of the company.

G.  A copy of this notice was sent to Michaelson and Company, on February 21, 2003 in compliance with Item 304 (a) (1), Regulation S-K Subpart 229.300.

Item 7.  Exhibits

Exhibit No.

Description

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99.2

Letter from Michaelson and Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safe Technologies International, Inc.

By:  /s/ MICHAEL J POSNER

Michael J Posner, President

Date:  March 3, 2003

Exhibit Index

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Exhibit No.

Description

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99.2

Letter from Michaelson and Company